Exhibit 32.1


                                  CERTIFICATION

      In connection with the Annual Report on Form 10-KSB of Image Innovations Holdings Inc. (the "Company") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael Preston, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Michael Preston

Date:  April 15, 2005                      By:
                                               ---------------------------------
                                                  Michael Preston
                                                  Chief Executive Officer